EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Summary of Earnings Per Share, Basic and Diluted
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and LTIP, which are calculated using the treasury stock method.

	2025	2024

Net income attributable to common shareholders (millions of dollars)	1,339	1,156

Weighted-average number of shares
Basic	599,692,817	599,342,299
Effect of dilutive stock-based compensation plans	1,020,183	1,318,179
Diluted	600,713,000	600,660,478

EPS
Basic	$2.23	$1.93
Diluted	$2.23	$1.92